RESTRUCTURING AND IMPAIRMENTS	6 Months Ended
Jun. 30, 2015
Restructuring And Impairment [Abstract]
Restructuring And Impairment
NOTE 10 – Impairments, restructuring and others:
Impairments, restructuring and others consisted of the following:

	Three months ended		Six months ended
	June 30,		June 30,
	2015	2014	2015	2014

	U.S. $ in millions

Contingent consideration	$18	$4	$262	$(5)
Impairments of long-lived assets	81	56	146	57
Acquisition expenses	132	3	133	10
Restructuring	48	78	51	136
Other	6	2	(8)	2

Total	$285	$143	$584	$200

During the six months ended June 30, 2015, Teva incurred contingent consideration expenses of $262 million, mainly due to an expense of $235 million following the positive phase 2b results of TEV-48125 in both chronic and episodic migraine prevention. In addition, Teva incurred $105 million other than temporary loss due to the withdrawal of its proposal to acquire Mylan. See note 3.

The carrying value as of June 30, 2015 of Teva's in-process R&D asset Revascor® (mesynchymal precursor cells) was $258 million. This drug candidate is in a Phase 3 trial for congestive heart failure. The trial results, which are expected in the first half of 2016, may lead us to reevaluate the fair value of the asset, which may result in an impairment charge. Such a charge may also lead Teva to reassess the current carrying value of its equity interest in Mesoblast Ltd., which is $270 million as of June 30, 2015.